[graphics omitted]

                       EASTERN POINT ADVISORS FUNDS TRUST

                           RISING DIVIDEND GROWTH FUND




                               PROSPECTUS CLASS A



                                  March 5, 2004
















 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                Table of Contents

The Fund                                       3
Management of the Fund                         6
Your Account                                   7
Buying Shares                                  8
Selling Your Shares                           10
Additional Information on Buying
  and Selling Fund Shares                     12
Other Investment Strategies and Risks         14
Additional Information                Back Cover

Rising Dividend Growth Fund (the "Fund")
Fund Investment Objectives

The Fund seeks long-term growth of capital and current income by investing in common stocks of domestic and foreign companies that have increased their dividend payments to shareholders at least each year for the past ten years.

Principal Investment Strategies of the Fund

Regardless of industry, the Fund will invest at least 80% of its assets in common stocks of dividend-paying domestic and foreign companies whose market capitalization is at least $500 million. The Fund normally concentrates its investments in a group of 25-50 such common stocks. The Fund is a growth and income fund with a long-term investment philosophy of investing solely in companies that have increased their common stock dividends at least each year for the past ten years. Once owned by the Fund, if a company does not increase its common stock dividend from one year to the next, such company's stock will be sold.

Stocks are selected for the Fund by seeking companies with strong earnings growth potential that have increased their common stock dividends at least each year for the past ten years. Special emphasis will be placed on these companies that the Fund believes demonstrate:

o Consistently increasing dividends for at least each year for the past ten years
o     Financial stability
o     Strong earnings growth potential
o     Strong market position with solid pricing power
o     Effective management leadership
o     Prominent brand recognition
o     Strong patent position

Current income created by rising common stock dividends is an important consideration in selecting the Fund's investments. The Fund may also invest in real estate investment trusts and other investments consistent with its rising dividend philosophy.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in U.S. short-term money market instruments as a temporary defensive measure. Some of these short-term money market instruments include:

o     Commercial paper;
o     Certificates of deposit;
o     Demand and time deposits; and
o     Banker's acceptances.

To the extent that the Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objective.

Principal Risks

Any of the following situations could cause the Fund to lose money or underperform in comparison to its peer group:

Stock Market Risks: Movements in the stock market may affect the Fund's share prices on a daily basis. The overall market and the specific securities held by the Fund may decline in value and you could lose money.

Stock Selection Risks: The stocks in the Fund's portfolio may decline in value or not increase in value when the stock market in general is increasing or decreasing in value and you could lose money

Non-Diversification: The Fund is non-diversified and may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. As a result, the Fund may be more sensitive to economic, business, political or other changes affecting the prices of such issuers' securities, which may result in greater fluctuation in the value of the Fund's shares and you could lose money. The Fund intends, however, to meet certain tax diversification requirements.

Foreign Securities: Investments in foreign securities may involve a greater degree of risk than securities of U.S. issuers. There may be less information about foreign companies in the form of reports and ratings than about U.S. issuers. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Foreign markets may not be as developed or efficient as those in the United States and there is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

Securities of Smaller Companies: The securities of smaller companies may experience more market price volatility than the securities of larger companies. These companies are typically subject to more dramatic changes in earnings and business prospects than larger, more established companies. Additionally, the securities of smaller companies are less liquid because they tend to trade over-the-counter or on regional stock exchanges and the frequency and volume of their trading are often substantially less than for securities of larger companies.

Real Estate Investment Trusts (REITs): Equity REITs may be affected by changes in the value of the underlying property owned by the trusts. Mortgage REITs will be subject to credit risk, interest rate risk and prepayment risk with respect to the loans made. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan when they are due. Interest rate risk is the risk that a change in the prevailing interest rate will cause the value of the loan to rise or fall. Prepayment risk is the risk that the mortgages underlying mortgage REITs may be paid off early, which makes it difficult to determine their actual maturity and therefore, to calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower rates.

Management: Fund management's skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. To the extent appropriate investments are not chosen the Fund may decline in value and you could lose money.

Suitability

The Fund may be appropriate for investors who seek capital appreciation with some current income and who are able to accept short-term fluctuations in return for the potential for greater long-term growth. Investors who are seeking significant current income or who have a conservative or short-term investment approach may wish to consider alternative investments.

Past Fund Performance

Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you come indication of the risks of investing in a mutual fund. Performance demonstrates how a mutual fund's returns have varied over time. The Fund is recently organized and therefore has no performance history. Once the Fund has a performance history for at least one calendar year, a Bar Chart and Performance Table will be included in the Fund's Prospectus. The Fund's annual returns will also be compared to the returns of a benchmark index, the Standard & Poor's 500 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you could expect to pay as an investor in the Fund. Shareholder Fees are one-time expenses paid directly from your investment. Annual Fund Operating Expenses come out of Fund assets and are reflected in the Fund's total return.

                                                                Class A
                                                                Shares
Shareholder Fees(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)                 5.75%
Contingent Deferred Sales Charge
(as a percentage of amount redeemed)(1)                         1.00%

Annual Fund Operating Expenses:
 (expenses deducted from fund assets)

  Management Fees (2)                                           0.75%
  Distribution and Service (12b-1) fees (3)                     0.50%
  Other Expenses (4)                                            1.25%
                                                                -----
  Total Annual Fund Operating Expenses (5)                      2.50%
                                                                =====
(1) The 1.00% contingent deferred sales charge applies only to purchases of $1 million or more either as a lump sum or through our cumulative quantity discount or letter of intent programs which are subsequently sold within 12 months of acquisition. These fees are not applied to shares acquired through reinvestment of dividends or capital gains. The contingent deferred sales charge for each class may be waived for certain redemptions and distributions.
(2) Management Fees will be .75% of the first $1 billion of Fund assets,.60% on the next $2 billion of Fund assets, and .50% on Fund assets in excess of $3 billion.
(3) Includes an annual distribution fee of 0.25% and an annual service fee of .25% of the Class A Share's average daily net assets.
(4) "Other Expenses" are based on the estimated expenses the Fund expects to incur in its initial fiscal year of operation. During the Fund's initial year of operation, the Advisor will voluntarily waive fees and/or reimburse Fund Expenses so that the net Total Annual Fund Operating Expenses will not exceed 1.65%

(5) The Fund imposes a $9.00 charge for Fund redemptions under $10,000 made by wire.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that:
o You invest $10,000 in the Fund for the time periods indicated; o You redeem all of your shares at the end of each time period; o Your investment has a 5% return each year; o All distributions are reinvested; and o The Fund's operating expenses remain the same.

This example is for comparison only. Actual returns and expenses will be different and the Fund's performance and expenses may be higher or lower. Based on the above assumptions, your costs for the Fund would be:

                1 year     3 years
-----------------------------------
Class A         $733     $1,232

Management of the Fund

The Fund's investment advisor is Eastern Point Advisors, Inc. (the "Advisor"), 230 Broadway East, Lynnfield, Massachusetts 01940. The Advisor has engaged Dividend Growth Advisors, Inc. (the "Sub-Advisor"), 1894 Andell Bluff Boulevard, Johns Island, SC 29455 to manage the investments of the Fund in accordance with the Fund's investment objective, policies and limitations and any investment guidelines established by the Advisor. The Sub-Advisor is responsible, subject to the supervision and control of the Advisor, for the selection, purchasing, monitoring and sale of the securities in the Fund's investment portfolio. Shareholders are not required to vote to approve a new or amended subadvisory agreement. The Advisor arranges for the transfer agency, custody and all other services necessary to operate the Fund.

The Advisor was founded in 1995. The Advisor manages the Eastern Point Advisors Twenty Fund as well as primarily individual private accounts.
As of December 31, 2003, the Advisor had approximately $150 million of assets under management.

Portfolio Management

Thomas Cameron and Jere Estes serve as portfolio manages for the Fund. Mr. Cameron has served as the chief investment officer of the Sub-Advisor since 2003 and is a director and founding member of the Sub-Adviser. Mr. Cameron has been managing portfolios using a rising dividend philosophy since 1979. From 1978 to 2000, Mr. Cameron served as vice president at Interstate Johnson Lane Brokerage in Charlotte, NC. Mr. Cameron served as a director of the Sovereign Investors Fund from 1979 until 1997 which utilized the rising dividend philosophy. Mr. Cameron is also founder of Cameron and Associates since July 2000. Mr. Estes has served as a consultant to the Sub-Advisor since 2003. From 1992 to 1999 Mr. Estes served as vice president/director of research and sr. portfolio manager at Sovereign Asset Management in Bryn Mawr, PA. From June of 1999 until the present, Mr. Estes has served as sr. vice president and chief investment officer at Bryn Mawr Trust Company in Bryn Mawr, PA.

Management Fees

Under the Advisory Agreement, the monthly compensation paid to the Advisor is accrued daily at an annual rate equal to 0.75% of the average daily net assets of the Fund. The Advisor has entered into a Sub-Advisory Agreement (the "Sub-Advisory Agreement") with Dividend Growth Advisors, Inc., 1894 Andell Bluff Boulevard, Johns Island, SC 29455.

The Sub-Advisor provides the Advisor with investment analysis and timing advice, research and statistical analysis relating to the management of the portfolio securities of the Fund. The investment recommendations of the Sub-Advisor are subject to the review and approval of the Advisor (acting under the supervision of the Company's Board of Trustees). The Advisor, from its advisory fee, pays the Sub-Advisor up to 0.35% of the advisory fee received from the Fund.

Your Account

Investing in the Fund

The Fund offers one class of share, Class A Shares. Class A shares have a maximum up-front sales charge of 5.75% paid when you buy your shares. The up-front sales charge for the Class A shares decreases with the amount you invest and is included in the offering price.

----------------------------------------------------------------------------
                                                               Sales charge
                                       Sales charge as %       as % of amount
         Amount invested               of offering price       invested in the
                                                               Fund
         ---------------               -----------------       ---------------

----------------------------------------------------------------------------
----------------------------------------------------------------------------
       less than $50,000                   5.75%                 6.10%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       $50,000 but less than               4.75%                 4.99%
       $100,000
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       $100,000 but less than              3.75%                 3.90%
       $500,000
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       $500,000 but less than              2.75%                 2.83%
       $1,000,000
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       $1,000,000 or more                  0.00%                  N/A
----------------------------------------------------------------------------

Although purchases of $1,000,000 or more will not be subject to a sales charge, a finder's fee of up to 1.00% may be paid by the Advisor, Sub-Advisor or Distributor to the Broker or Dealer involved.

Under certain circumstances, the sales charge for Class A shares may be waived. Please see below as well as the Statement of Additional Information.

Class A shares are subject to an annual 12b-1 fee of 0.50%, of which 0.25% are annual distribution fees and 0.25% are annual service fees paid to the distributor, dealers or others for providing personal services and maintaining shareholder accounts.

Ways to Reduce Sales Charges

Investors can reduce or eliminate sales charges on Class A shares under certain conditions:

Combined Purchases

Purchases made at the same time by an individual, his or her spouse and any children under the age of 21 are added together to determine the sales charge rate.

Employees and Clients of Certain Entities

Shares may be sold without a sales charge to officers, directors, trustees and employees of the Advisor, the Sub-Advisor, the Distributor and any of their affiliated companies and immediate family members of any of these people. Shares may also be sold without a sales charge to individuals with an investment account or relationship with the Advisor or Sub-Advisor.

Letter of Intent

This non-binding agreement allows you to purchase Class A shares over a period of 13 months with the sales charge that would have applied if you had purchased them all at once.

Combination Privilege

You can use the combined total of Class A shares of the Fund you own for the purpose of calculating the sales charge.

Please Note:

You must advise your dealer, the transfer agent or the Fund if you qualify for a reduction and/or waiver of sales charges.


12b-1 Plan

The Fund has adopted a 12b-1 plan that allows the Fund to pay distribution fees for the sale, distribution and administrative functions relating to its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Buying Shares

You can purchase shares of the Fund through broker-dealers or directly through the Advisor. You may buy shares of the Fund with an initial investment of $5,000 (or $1,000 for IRAs) or more. Additional investments may be made for as little as $250. The Fund has the right to waive the minimum investment requirements for employees of the Advisor and its affiliates. The Fund also has the right to reject any purchase order.

Purchase Price/Determination of NAV

The price of the Fund's shares is based on the Net Asset Value (the "NAV") plus any applicable front-end sales charge for Class A shares (the "Offering Price"). The Fund calculates NAV for each class by adding the total market value of its investments and other assets, subtracting any liabilities and then dividing that figure by the total number of its shares outstanding(assets-liabilities/the number of shares = NAV). The Fund's investments are valued based on market value, or where market quotations are not available, on fair value as determined in good faith by the Board of Trustees. The Fund's NAV is calculated at the close of regular trading of the New York Stock Exchange (the "NYSE"), which is normally 4 p.m. Eastern Time. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

If you pay a sales charge, your price will be the Fund's offering price. When you buy shares at the offering price, the Fund deducts the appropriate sales charge and invests the rest in the Fund. If you qualify for a sales charge waiver, your price will be the Fund's NAV.

To Buy Shares
                   Initial Investment          Subsequent Investments
                   ------------------          ----------------------
By Mail      o     Complete and sign the    o     Make your check
                   account application.           payable to the Rising
Dividend
             o     Make your check payable        Growth Fund.
                   to the Rising Dividend   o     Fill out an investment
                   Growth Fund                    slip from an account
             o     Mail the application           statement, include
                   and your check to:             your name and
                   Fund Services, Inc.            account number.
                   1500 Forest Avenue             Mail to:
                   Suite 111                      Fund Services, Inc.
                   Richmond, Virginia 23229       1500 Forest Avenue
             o     Minimum Initial                Suite 111
                   Investment is $5,000 for       Richmond, Virginia 23229
                   non-qualified accounts;  o     Minimum subsequent
                   $1,000 minimum for IRAs        investment for all
                                                  accounts is $250.

By Wire      o     Call the transfer agent  o     Call  the transfer
                   at (800) 628-4077 to           agent at (800)
                   arrange for a wire             628-4077 to arrange
                   purchase.  For same day        for a wire
                   purchase, the wire must be     purchase.  For same
                   received by 4:00 p.m.          day purchase, the
                   Eastern Time.                  wire must be
             o     Wire federal funds to:         received by 4:00
                   Suntrust Bank                  p.m. Eastern Time.
                   ABA # 061000104          o     Wire federal funds to:
                   Credit: Rising Dividend        Suntrust Bank
                   Growth Fund                    ABA # 061000104
                   Acct. #: 1000008222191         Credit: Rising
                   FBO:  (Insert your name        Dividend
                   and account number.)           Growth Fund
                                                  Acct. #:
             o     Mail completed account         1000008222191
                   application to the             FBO:  (Insert your
                   address above.                 name and
             o     Note: Your bank may            account number.)
                   charge a wire fee.       o     Note: Your bank may
                                                  charge a wire fee.

By           o     You must open a regular  o     Call (877) 423-8637
Automatic          Fund account with $5,000       to request the form.
Investment         minimum prior to         o     Complete and return
Plan               participating in this          the form and any
                   plan. other required materials.

Banks, brokers, 401(k) plans, financial advisors or financial supermarkets may charge additional transaction fees, which would not be charged if shares were purchased directly from the Fund.

The Fund may accept telephone orders unless you decline telephone privileges on your account application. You may be responsible for any fraudulent telephone orders as long as the Fund takes reasonable measures to verify the orders.

Retirement Accounts

Shares of the Fund are available for purchase through individual retirement accounts ("IRAs") and other retirement plans. Accounts established under such plans must have all dividends reinvested in the Fund. For more information about these plans or for an IRA application, please call (877)423-8637.

Selling Your Shares

You may sell or "redeem" your shares on any day the NYSE is open, either directly through the Advisor or through your broker-dealer. The price you receive will be the NAV next calculated after the Fund's transfer agent receives your redemption request in proper order (less redemption fees if applicable).

Selling Recently Purchased Shares

The Fund will redeem shares that were recently purchased by check, but may delay mailing the proceeds for up to eight business days to allow the purchase check to clear. If the purchase check has cleared, the eight business day period will not apply.

Signature Guarantees

A signature guarantee protects you against fraud by guaranteeing your signature is authentic. A guarantee is required on all redemption requests over $10,000 or when the redemption proceeds are to be sent to someone other than the owner of record or to an address or bank account other than those of record. Most banks or financial institutions can provide you with a signature guarantee, but a notary public can not.

When the Fund requires a signature guarantee, a medallion signature guarantee must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

To Sell Shares:

By Mail      o     Submit a written             o     Mail your request to:
                   request for redemption       o     Fund Services, Inc.
                   with:                              1500 Forest Avenue
             o     The Fund's name;                   Suite 111
             o     Your   Fund    account             Richmond, Virginia
                   number;                            23229
             o     The  dollar  amount or       o     A check  will be mailed
                   number   of   shares   or          to the name and  address
                   percentage     of     the          in which the  account is
                   account  to be  redeemed;          registered.
                   and
             o     Signatures    of   all
                   persons  required to sign
                   for         transactions,
                   exactly   as  the  shares
                   are registered.

By Wire      o     This  option  must  be        o    Wire redemption
                   elected   either  in  the          requests     must     be
                   initial   application  or          received    before 10:00
                   subsequently  in  writing          a.m.  Eastern  Time  for
                   with     a      signature          money  to be  wired  the
                   guarantee.                         same business day.
             o     Call   the    transfer        o    There  is   a   $9.00
                   agent at  (800)  628-4077          charge  for  redemptions
                   with your request.                 under  $10,000  made  by
                                                      wire.

By Telephone o     The Fund may accept           o    The Fund will use
                   telephone redemptions              reasonable procedures
                   unless you decline                 to confirm that the
                   telephone privileges               request is genuine.
                   on your account               o    Written    confirmation
                   application.                       will be provided.
             o     Call the transfer agent at (800) 628-4077 with your request.

By           o     Complete the                   o   Withdrawals    can   be
Systematic         appropriate section on             monthly, quarterly,
Withdrawal         the Account Application            semi-annually or
Plan               or call                            annually.   The  minimum
                   (877) 423-8637 to amount is $100. request a form to add
                   Redemption fees will the plan. not be charged under
             o     To  participate,   you             this plan.
                   must   own  or   purchase
                   shares  with a  value  of
                   at least $10,000.


Please note that if you use a broker-dealer or financial institution to assist you in any of these transactions, they may charge a fee for this service that would not be charged by the fund.

Additional Information on Buying and Selling Fund Shares

General Policies

The Fund reserves the right to:

o Reject any purchase order when the Fund determines that it is not in the best interest of the Fund or the shareholders to accept such order. The Fund will not permit market-timing or other abusive trading practices in the Fund; make redemptions-in-kind (payments in portfolio securities rather than cash) if the amount to be redeemed is large enough to affect fund operations (for example, if it represents more than 1% of the Fund's assets);change the minimum investment amounts;
o Cancel any purchase order and impose a $20 returned check fee if the purchase check does not clear; and
o Reject checks drawn on banks outside the United States or endorsed over by a third party. All investments must be made in U.S. dollars.

Timing of Purchase or Sale Requests

All requests received in good order by the transfer agent before the close of the NYSE, typically 4:00 p.m. Eastern Time, will be executed the same day, at that day's NAV. Orders received after the close of the NYSE will be executed the following day, at that day's NAV. Purchase and redemption orders are executed only on days when the NYSE is open for trading. The NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. If the NYSE closes early, the deadlines for purchase and redemption orders will be accelerated to the earlier closing time.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but no later than seven calendar days after receipt of your redemption request, unless your purchase check has not yet cleared. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Fund's shareholders, or (3) an emergency exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Contingent Deferred Sales Charges

Purchases of Class A shares of $1 million or more either as a lump sum or through our cumulative quantity discount or letter of intent programs which are subsequently sold within 12 months of acquisition are subject to a 1.00% contingent deferred sales charge. Contingent deferred sales charges are not imposed on shares acquired through the reinvestment of dividends or capital gains distributions, or involuntarily redeemed shares. The contingent deferred sales charge may be waived for certain redemptions and distributions.

Minimum Balances

The Fund may redeem your remaining shares at NAV if the balance of your account falls below $5,000 (or $1,000 for IRAs) due to redemptions. The Fund will notify you if your balance has fallen below these amounts, and you will have 60 days to increase your account balance before your shares are redeemed. The Fund may close any account without notice if the account is inactive and the value of the account is $0.

Mailings to Shareholders

The Fund mails quarterly statements summarizing the activity in your account(s) and confirmations following each purchase or sale of your Fund shares. To reduce expenses, the Fund will limit mailings of most financial reports, prospectuses and account statements to one copy for each address that lists one or more shareholders with the same last name. If you would like additional copies of financial reports and prospectuses or separate mailings of account statements, please call (877) 423-8637.

Taxes

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the Fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from the Fund during the prior year.

Any long-term or short-term capital gains realized from redemptions or shares of the Fund will be subject to federal income tax.

The foreign, state and local income tax consequences of investing in the Fund may differ materially from the federal income tax consequences described above. In addition, this discussion is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts
(IRAs), and Roth IRAs. You should consult your tax advisor before investing.

Reinvestment Option

Dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund unless you elect to receive them by check on the account application. You may change your dividend option at any time by requesting a change in writing. You must have your dividends reinvested if you participate in the Systematic Withdrawal Plan or any Retirement Plans. Dividends are reinvested at the ex-dividend date at the NAV determined at the close of business that day. There are no fees or charges on reinvestments.

Backup Withholding

Shareholders may have 30% of their distributions and proceeds withheld if the Fund does not have complete, correct taxpayer information on file as required by law.

Other Investment Strategies and Risks

The Fund's main investment strategies are set out in the front of the Prospectus. The Fund may also use other investment strategies and invest in securities that are not discussed in this Prospectus, but which are described in detail in the Fund's Statement of Additional Information (the "SAI"). You may obtain a copy of the SAI without charge by calling (877) 423-8637.

  The following does not constitute part of and is not incorporated into the Prospectus for the Rising Dividend Growth Fund

                           Privacy Policy
                 Eastern Point Advisors Funds Trust

Commitment to Consumer Privacy

   The Eastern Point Advisors Fund Trust is committed to handling investor information responsibly. We recognize and respect your privacy expectations and believe the confidentiality and security of your personal financial information is one of our financial responsibilities.

Collection of Consumer Information

   Eastern Point Advisors Fund Trust collects, retains and uses consumer information only where we reasonably believe it would be useful to the consumer and allowed by law. Consumer information collected by, or on our behalf generally comes from the following sources:

o     account applications and other forms submitted by Fund shareholders;

o correspondence, written or electronic, or telephone contacts with shareholders of, or consumers inquiring about Eastern Point
      Advisors Fund Trust;

o transaction history of shareholder accounts with Eastern Point Advisors Fund Trust; or

o     third parties.

Disclosure of Consumer Information

   We disclose consumer information to third parties who are not affiliated with the Eastern Point Advisors Fund Trust:

o     as permitted by law, or

o to perform marketing services on behalf of Eastern Point Advisors Fund Trust or pursuant to a joint marketing agreement between Eastern Point Advisors Fund Trust and other financial institutions.

Security of Consumer Information

   We require service providers to Eastern Point Advisors Fund Trust:

o to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of Eastern Point Advisors Fund Trust; and

o to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of customers and Eastern Point Advisors Fund Trust.

Additional Information

For investors who want more information about the Fund, the following document is available free upon request:

Statement of Additional Information (the "SAI"):

The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

You can get free copies of the SAI, request other information and ask questions about the Fund by contacting:

                             Eastern Point Advisors
                           Rising Dividend Growth Fund
                                230 Broadway East
                                    Suite 203
                               Lynnfield, MA 01940
                             Telephone: 800-462-4610
                          E-mail: info@easternpoint.com
                     Internet address: www.easternpoint.com

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can review the Fund's reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (the "SEC"). You may obtain paper copies for a duplicating fee, by writing the Public Reference Room of the SEC, Washington, D.C. 20549-6009 or you may obtain information regarding the operation of the Public Reference Room of the SEC by calling 1-202-942-8090 or by electronic request by e-mailing the SEC at the following address: publicinfo@sec.gov.

You may also download a copy of this document from the SEC's Internet website for no charge at http://www.sec.gov.

The Fund's SEC File No. is 811-09497

                           Rising Dividend Growth Fund

                       Statement of Additional Information


                                  March 5, 2004


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Rising Dividend Growth Fund Prospectus dated March 5, 2004, which is incorporated by reference herein. The information in this Statement of Additional Information expands on information contained in the Prospectus. The Prospectus can be obtained without charge by contacting either the dealer through whom you purchased shares or the principal distributor of the Rising Dividend Growth Fund at the phone number or address below.

                       Eastern Point Advisors Funds Trust


                              Principal Distributor

                          Investors Capital Corporation
                                230 Broadway East
                                    Suite 203
                         Lynnfield, Massachusetts 01940
                                 (800) 949-1422

                                Table of Contents

                                                             PAGE

Rising Dividend Growth Fund                                    1

Investment Strategies and Related Risks                        1

Other Investment Practices and Risks                           5

Investment Restrictions                                        6

Management of the Trust                                        7

Control Persons and Principal Holders of Securities           10

Investment Management and Other Services                      10

Description of the Trust's Shares                             13

Brokerage                                                     14

Purchase, Redemption and Pricing of Shares                    14

Net Asset Value                                               17

Taxes                                                         18

Determination of Performance                                  20

Financial Statements                                          22

Appendix A - Description of Securities Ratings                23

                           Rising Dividend Growth Fund

Eastern Point Advisors Funds Trust (the "Trust"), 230 Broadway East, Suite 203, Lynnfield, Massachusetts 01940, is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust on July 14, 1999.

The Trust offers shares of beneficial interest (the "shares") in the Rising Dividend Growth Fund in one class of shares: Class A shares.

                    Investment Strategies and Related Risks

The Prospectus describes the fundamental investment objectives and certain restrictions applicable to the Fund. The following supplements the information found in the Prospectus concerning the investment policies of the Fund. The investment practices described below, except for the discussion on portfolio loan transactions, are not fundamental and may be changed by the Board of Trustees without shareholder approval.

Common Stock. The Fund will generally invest in common stocks. Common stock represents an equity (ownership) interest in a company or other entity. This ownership interest often gives the Fund the right to vote on measures affecting the company's organization and operations. Although common stocks generally have a history of long-term growth in value, common stock prices are often volatile in the short-term and can be influenced by general market risk and specific corporate risks.

Non-Diversification. The Fund is classified as "non-diversified" under the 1940 Act. Non-diversification means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since the Fund may invest a larger proportion of its assets in a single issuer, an investment in the Fund may be subject to greater fluctuations in value than an investment in a diversified fund.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities may be bonds, preferred stock or other securities that pay a fixed rate of interest or dividends, but offer the owner the option of converting the security into common stock. The value of convertible securities will change based on the price of the underlying common stock. Convertible securities generally pay less interest or dividend income than similar non-convertible securities, but a non-convertible security's income provides a cushion against the stock's price declines.

Master Limited Partnerships. The Fund may invest in Master Limited Partnerships ("MLPs"). MLPs are somewhat similar to REITS. However unlike REITS which must invest only in real estate, MLPs are not limited to a specific industry. Like REITS, MLPs trade like stocks and are required to distributed most of their earnings to shareholders. Many MLPs operate pipelines transporting crude oil, natural gas and other petroleum products along with associated facilities. Their income depends on the volume of the products transported, not from the commodity's price. A MLPs is a public limited partnership. Interests in the MLPs are bought and sold in the form of depositary receipts traded in the secondary market (i.e., on a stock exchange). The ability to trade the receipts provides liquidity that is not present with conventional private limited partnerships but are less liquid than conventional publicly traded securities. Master limited partnerships can be organized for income, capital gains or tax shelter purposes. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund.

Small Capitalization Companies. The Fund may invest in companies with market capitalization of $1 billion or less. Investing in the common stock of smaller companies involves special risks and considerations not typically associated with investing in the common stock of larger companies. The securities of smaller companies may experience more market price volatility than the securities of larger companies. These companies are typically subject to more dramatic changes in earnings and business prospects than larger, more established companies. In addition, the securities of smaller companies are less liquid because they tend to trade over-the-counter or on regional exchanges and the frequency and volume of their trading are often substantially less than for securities of larger companies.

Foreign Securities. The Fund may invest indirectly in foreign securities through American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs"). For many foreign securities, there are U.S. dollar denominated ADRs, which are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. Generally, there is a large, liquid market in the United States for most ADRs. The Fund may also invest in EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security. The Fund will not invest in unsponsored ADRs and EDRs.

Risks of Foreign Securities. Indirect investments in foreign securities through ADRs and EDRs may involve a greater degree of risk than securities of U.S. issuers. There may be less information about foreign companies in the form of reports and ratings than about U.S. issuers. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Foreign markets may not be as developed or efficient as those in the United States and there is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

Additionally, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization, foreign taxation, limitations on the removal of assets of a Fund from a country, political or social instability, or diplomatic developments.

If the Fund's foreign securities are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and any net investment income and gains that the Fund distributes to shareholders.

Restricted Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and which are subject to restrictions on transfer. The Fund will limit investments in restricted securities to no more than 15% of the Fund's total assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid by the Fund's Board of Trustees.

Rule 144A Securities. The Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities may be classified as "illiquid securities", however, any such security will not be considered illiquid if it is determined by Eastern Point Advisors, Inc. (the "Advisor"), under guidelines approved by the Fund's Board of Trustees, that an adequate market exists for that security. This investment practice could have the effect of raising the level of illiquidity in a Fund during any period in which qualified institutional buyers are not interested in purchasing these restricted securities.

Illiquid Securities. The Fund may invest up to 15% of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Illiquid securities generally include securities that cannot be sold within seven business days in the ordinary course of business at approximately the price at which the Fund has valued the securities. Repurchase agreements with maturities in excess of seven business days and securities that are not registered under the 1933 Act, but that may be purchased by institutional buyers pursuant to Rule 144A under the Securities Act, are subject to this 15% limit (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Board determines that a liquid trading market exists).


                      Other Investment Practices and Risks

Lending Portfolio Securities. The Fund may lend its portfolio securities. These loans are secured by the delivery to the Fund of cash collateral, which may be invested in short-term debt securities and money market funds. The Fund may make loans only to broker-dealers who are members of the New York Stock Exchange
(NYSE), or who have net capital of at least $10,000,000. Such loans will not be made against less than 100% cash collateral maintained at 100% of the market value (marked-to-market daily) of the loaned securities. Loans will be made only if the Fund can terminate the loan at any time.

When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the Fund may incur a loss or, in the event of a borrower's bankruptcy, may be prevented from or delayed in, liquidating the collateral.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements under which a Fund sells portfolio assets with an agreement to repurchase the assets at a later date at a set price. The Fund continues to receive principal and interest payments on these securities. The Fund will maintain a segregated custodial account consisting of cash or liquid securities of any type or maturity, having a value at least equal to the repurchase price, plus accrued interest.

Reverse repurchase agreements involve the risk that the value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are borrowings by the Fund and are subject to its investment restrictions on borrowing.


Portfolio Turnover. The Fund's portfolio turnover rate is calculated by dividing the lesser of the purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period.

High rates of portfolio turnover (100% or more) entail certain costs, including increased taxable income for the Fund's shareholders. Also, the higher the turnover, the higher the overall brokerage commissions, dealer mark-ups and markdowns and other transaction costs incurred. The Advisor takes these costs into account, since they affect the Fund's overall investment performance and reduce shareholders' return.

Temporary Investments. To maintain cash for redemptions and distributions and for temporary defensive purposes, the Fund may invest in money market mutual funds and in investment grade short-term fixed income securities including, but not limited to, short-term U.S. government securities, negotiable certificates of deposit, commercial paper, banker's acceptances and repurchase agreements.

Other Investments. Subject to prior disclosure to shareholders, the Trustees may, in the future, authorize the Fund to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with the Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

Fixed-Income Securities. The Fund may invest in fixed-income securities. Even though interest-bearing securities are investments that promise a stable stream of income, the prices of such securities are affected by changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

U.S. Government Securities. The Fund may invest in certain securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have a maturity of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations such as those of the Federal Home Loan Bank, are supported only by the credit of the instrumentalities. Government securities may have fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. No assurance can be given that the U.S. government would provide financial support to U.S. government instrumentalities as it is not obligated to do so by law.

Credit Ratings. When investing in fixed-income securities, the Fund will purchase only those securities rated at the time of purchase within the four highest grades assigned by Standard & Poor's Rating Group ("S&P") (AAA, AA, A,
BBB) or Moody's Investor's Service, Inc. ("Moody's") (Aaa, Aa, A, Baa)

Generally, the ratings of Moody's and S&P represent the opinions of these agencies as to the credit quality of the securities which they rate. These ratings are subjective and are not absolute standards of quality. Changes in the rating of any fixed-income security or in the ability of the issuer to make payments of interest and principal will affect the value of the security.

The Fund may invest in eligible unrated securities, which, in the opinion of the Advisor, offer comparable risks to permissible rated securities. A security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund after purchase. Neither of these events will necessarily require the Fund to sell the securities.

Fixed-income investments bear certain risks, including credit risk, or the ability of an issuer to pay interest and principal as they become due. Generally, higher yielding bonds are subject to more credit risk than lower yielding bonds. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between the market value of outstanding fixed-income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed-income investments and a decline in interest rates will tend to increase their value.

Call risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life of, the security. Bonds are typically called when interest rates have declined. In the event of a bond being called, the Advisor may have to reinvest in lower yielding securities to the detriment of the Fund.

Extension risk is the risk that an issuer may pay principal on an obligation slower than expected, having the effect of extending the average life and duration of the obligation. This typically happens when interest rates have increased.

Repurchase Agreements. The Fund may enter into repurchase agreements with approved banks and broker-dealers. In a repurchase agreement, a Fund purchases securities with the understanding that they will be repurchased by the seller at a set price on a set date.

Repurchase agreements involve some credit risk. For example, if a seller defaults, the Fund will suffer a loss if the proceeds from the sale of the collateral are lower than the repurchase price. To minimize risk, collateral must be held with the Fund's custodian at least equal to the repurchase price, including any accrued interest.

Derivatives. The Fund may invest in derivative instruments, which are financial instruments whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset or security. Derivatives may be purchased for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings. The Fund's transactions in derivative instruments may include the purchase and writing of options on securities.

Writing Covered Options. A call option on securities obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the option's expiration date. A put option on securities obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the option's expiration date. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Fund are covered by (1) maintaining cash or liquid securities in a segregated account with a value at least equal to a Fund's obligation under the option, (2) entering into an offsetting forward commitment and/or (3) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account.

The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the other party to the option. These purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option enables the Fund to purchase specified securities at a set price during the option period, in return for the premium paid. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option enables the Fund to sell specified securities at a specified price during the option period, in exchange for the premium paid. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased for the purpose of benefiting from a decline in the price of securities, which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by compensating changes in the value of the Fund's portfolio securities.

Risks Associated With Options Transactions. The success of transactions in derivative instruments depends on the Advisor's judgment as to their potential risks and rewards. Use of derivatives exposes the fund to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument.


                             Investment Restrictions

Fundamental Investment Restrictions. The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of the Fund's outstanding voting securities, defined in the 1940 Act as the lesser of: (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy, or (2) more than 50% of the Fund's outstanding shares. Except as otherwise stated in the Prospectus, the Fund may not:

1. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act.

2. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act when selling its own portfolio securities.

3. Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

4. Invest in commodities or commodity futures contracts, or invest in oil, gas or other mineral leases, or exploration or development programs, except for transactions in financial derivative contracts, such as forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities and currencies.

5. Make loans to other persons, except loans of securities not exceeding one-third of the Fund's total assets. For purposes of this limitation, investments in debt obligations and transactions in repurchase agreements shall not be treated as loans.

6. Invest in the securities of any one industry (except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities), if as a result more than 25% of the Fund's total assets would be invested in the securities of such industry.

Non-Fundamental Investment Restrictions. The following restrictions may be modified by the Trustees without shareholder approval. The Fund may not:

1. Invest more than 15% of its net assets in illiquid securities. A security is illiquid if it cannot be sold in seven business days at a price approximately equal to the price at which the Fund is valuing the security. Restricted securities and repurchase agreements with maturities in excess of seven business days are subject to this 15% limitation.

2. Invest in other open-end investment companies except to the extent allowed in the 1940 Act. Under the 1940 Act, the Fund may acquire securities of other investment companies if, immediately after the acquisition, the Fund does not own in the aggregate (1) more than 3% of the total outstanding voting stock of such other investment company, (2) more than 5% of the value of the Fund's total assets in any other investment company, or (3) securities issued by such other investment companies having an aggregate value in excess of 10% of the value of the Fund's total assets.

3. Invest in a company for the purpose of exercising control or management of the company.

4. Write or purchase options in excess of 5% of the value of the Fund's total net assets.

5. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may engage in short sales against the box for tax strategy purposes.

Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of the Fund's assets that may be invested in any security, such percentage limitation will be applied only at the time the Fund acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Fund.

                             Management of the Trust

Trustees and Officers of the Trust. The direction and supervision of the Fund is the responsibility of the Board of Trustees. The Trustees have been elected by the shareholders of the Fund. The Board establishes the policies of the Fund and oversees and reviews the management of the Fund. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Fund. The Board also reviews the various services provided by the Advisor and the Fund's administrator to ensure that the Fund's general investment policies and programs are being carried out and administrative services are being provided in a satisfactory manner. The Trustees and officers of the Fund and their principal occupations during the past five years are set forth below:

 -----------------------------------------------------------------------------
 Name (Age)     Position(s)Number Principal Occupation(s)   Other
 and Address    Held with  of     During the Past 5 Years   Directorships by
                Trust and  Funds                            Trustees
                Tenure     in
                           Trust
                           Overseen
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Interested Trustees:
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Theodore E.    Chairman     2    Chairman, Chief           None
 Charles (1)    of the            Executive Officer and
 (60)           Board,            President, Investors
 230 Broadway   President         Capital Holdings (1995
 East           and               to present); Chief
 Suite 203      Trustee           Executive Officer,
 Lynnfield, MA  since             Investors Capital
 01940          October,          Corporation and Eastern
                1999              Point Advisors, Inc.
                                  (1991 to present).
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Timothy B.     Treasurer    2    President, Investors      None
 Murphy (2)     and               Capital Corporation
 (39)           Trustee           (1994 to present);
 230 Broadway   since             President, Eastern Point
 East           October,          Advisors, Inc. (1995 to
 Suite 203      1999              present); Vice
 Lynnfield, MA                    President, Treasurer and
 01940                            Director, Investors
                                  Capital Holdings (1995 to present).
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Non-interested Trustees:
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Robert T.      Trustee      2    Director of Operations,   None
 Martin, (36)   since             Ipswich Brewing Co.,
 230 Broadway   October,          (1995 to present);
 East           1999              Manager, Products for
 Suite 203                        Research, Inc., a
 Lynnfield,                       scientific equipment
 MA  01940                        firm (1994-1995).
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 John S.        Trustee      2    Owner/Manager, Wal-Lex    None
 Rando, Jr.,    since             Shopping Center
 (40)           October,          (1986-present).
 230 Broadway   1999
 East
 Suite 203
 Lynnfield,
 MA  01940
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Arthur E.      Trustee      2    President and Treasurer,  None
 Stickney, (69) since             Stickney & Associates,
 230 Broadway   October,          Inc., an advertising
 East           1999              firm (1985-present);
 Suite 203                        President and Treasurer,
 Lynnfield,                       Kenmore Industries, an
 MA  01940                        entryways distributor
                                 (1985-present).
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Officers:
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Steven C.      Secretary    2    Chief Legal Counsel to    None
 Preskenis,(33) since             Investors Capital
 230 Broadway   April,            Holdings, Investors
 East           2003              Capital Corporation and
 Suite 203                        Eastern Point Advisors,
 Lynnfield,                       Inc. (2000-present).
 MA  01940                        ADR Attorney, John
                                  John Hancock (1998-2000)
 -----------------------------------------------------------------------------

(1) Mr. Charles is considered to be an "interested person" of the Trust because: (1) he is an officer of the Trust; and (2) he owns or controls various service providers.

(2)  Mr. Murphy is considered to be an "interested person" of the Trust because:
     (1) he is an officer of the Trust; and (2) he is an officer of the Advisor to the Fund.

Each trustee holds office for an indefinite term and until the earlier of: the Trust's next meeting of shareholders and the election and qualification of his successor; or until the date a trustee dies, resigns or is removed in accordance with the Trust's Declaration of Trust and By-laws. Each officer holds office at the pleasure of the Board of Trustees and serves for a period of one year, or until his successor is duly elected and qualified.

The Trust has a standing Audit Committee of the Board of Trustees composed of Messrs. Martin, Rando and Stickney. The functions of the Audit Committee are to meet with the Trust's independent auditors to review the scope and findings of the annual audit, discuss the Trust's accounting policies, discuss any recommendations of the independent auditors with respect to the Trust's management practices, review the impact of changes in accounting standards on the Trust's financial statements, recommend to the Board of Trustees the selection of independent auditors and perform such other duties as may be assigned to the Audit Committee by the Board of Trustees. During its most recent fiscal year ended September 30, 2003, the Audit Committee met once.

The Trust has a standing Nominating Committee of the Board composed of Messrs. Martin, Rando and Stickney. The Nominating Committee is responsible for the selection and nomination of candidates to serve as trustees of the Trust. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as trustees, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Trust, in writing, at the address listed on the cover of this SAI. During the Trust's most recent fiscal year ended September 30, 2003, the Nominating Committee did not meet.

Compensation of Trustees and Officers. Trustees and Officers affiliated with Investors Capital Corporation (the "Distributor") or the Advisor are not compensated by the Trust for their services. The Fund does not have any retirement plan for its Trustees. Each Trustee who is not an affiliated person of the Advisor or Distributor, as defined in the 1940 Act, will receive $500 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings.

-----------------------------------------------------------------------------
 Name of Trustee       Dollar Range of Equity         Aggregate Dollar Range
                       Securities in the Fund         of Equity Securities in
                                                      All Registered
Investment
                                                      Companies Overseen by
                                                      Director in Family of
                                                      Investment Companies
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Theodore E. Charles           none                      $1-$10,000
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Timothy B. Murphy             none                      $1-$10,000
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Robert T. Martin              none                      none
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 John S. Rando, Jr.            none                      none
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Arthur E. Stickney            none                      none
 -----------------------------------------------------------------------------

                               Compensation Table

 -----------------------------------------------------------------------------
 Name of     Aggregate Compensation    Pension or            Total Compensation
 Person,     From Fund                 Retirement            From Fund and Fund
 Position                              Benefits Accrued      Complex Paid to
                                       As Part of Funds      Directors

 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Theodore E.    None                    None                    None
 Charles,
 Trustee

 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Timothy B.     None                    None                    None
 Murphy,
 Trustee
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Robert T.      $500 per meeting        None                    $500 (2)
 Martin,       attended (1)
 Trustee
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 John S.        $500 per meeting        None                    $500 (2)
 Rando, Jr.,    attended (1)
 Trustee
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Arthur E.      $500 per meeting        None                    $500 (2)
 Stickney,     attended (1)
 Trustee
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
(1) Each Non-Interested Trustee is compensated solely for attendance at quarterly meetings of the Trustees at the rate of $500 per meeting attended. Should a Trustee attend each quarterly meeting during the Fund's fiscal year, his total compensation from the Fund will be $2,000. As the Fund has not yet commenced operations, the Trustees have not yet received compensation.

(2) There is one other fund in the Fund Complex, the Eastern Point Advisors Twenty Fund. The Trustees listed above are also the Trustees for the Eastern Point Advisors Twenty Fund. Each Non-Interested Trustee of the Eastern Point Advisors Twenty Fund is compensated solely for attendance at quarterly meetings of the Trustees at the rate of $500 per meeting attended. Should a Trustee attend each quarterly meeting of both Funds during the Funds' fiscal year, his total compensation from both Funds will be $4,000.

Approval of the Advisory Agreement. The Board of Trustees of the Trust approved the terms and conditions of the investment advisory agreement between the Trust, on behalf of the Fund, and Eastern Point Advisors, Inc. ("the Adviser") at a meeting on February 24, 2004. With respect to the approval of the Advisory Agreement, the trustees considered, among other things: (i) the terms and conditions of the Advisory Agreement; (ii) the proposed fees, (iii) the nature, quality and extent of the services to be received from the Adviser; (iv) information concerning the Adviser, including information on the qualifications and experience of the portfolio managers and their investment management style;
(v) the code of ethics of the Adviser; and (vi) information on the profitability of the Adviser. After discussion, the Board of Trustees concluded that the Adviser had the capabilities, resources and personnel necessary to manage the investments of the Fund. The Board of Trustees also concluded that based upon the services that the Adviser would provide to the Fund and the expenses incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded unanimously that it was in the best interests of the Fund and its shareholders to approve the Advisory Agreement and to submit such agreement to the Fund's initial shareholders for its approval.

Sales Load. The sales load is waived for purchases of Fund shares made by current or former trustees, officers, or employees, or agents of the Trust, the Advisor, the Sub-Advisor, the Distributor and by members of their immediate families.

Code of Ethics. The Fund, the Advisor and the Distributor have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act, applicable the securities trading practices of their personnel. Each respective code permits the covered personnel to trade in securities in which the Fund may invest, subject to certain restrictions and reporting requirements.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet Website at http://www.sec.gov.

Proxy Voting Policies and Procedures

Policies. We may vote client proxies where a client requests and we accept such responsibility, or in the case of an employee benefit plan (as defined below), where such responsibility has been properly delegated to, and assumed by, us. In such circumstances we take our voting responsibilities very seriously and will only cast proxy votes in a manner consistent with the best interest of our clients or, to the extent applicable, their beneficiaries (collectively referred to as "clients"). Absent special circumstances, which are further discussed below, all proxies will be voted consistent with the guidelines set forth on Exhibit A ("Proxy Voting Guidelines") and these Proxy Voting Policies and Procedures, as they may be amended from time-to-time. We shall disclose to clients information about these policies and procedures, and also how they may obtain information on how we voted their proxies when we have been vested with discretion to exercise voting authority over client proxies. At any time, a client may contact us to request information about how we voted proxies for their securities. It is generally our policy not to disclose our proxy voting records to unaffiliated third parties or special interest groups.

Procedures. In order to implement these policies, we shall form and maintain a Proxy Voting Committee (the "Committee"). The Committee will be responsible for monitoring corporate actions, making proxy voting decisions, and ensuring that proxies are submitted in a timely manner. The Committee may delegate the responsibility to vote client proxies to one or more persons affiliated with us (such person (s) together with the Committee are hereafter collectively referred to as "Responsible Voting Parties") consistent with the Proxy Voting Guidelines. Specifically, when we receive proxy proposals where the Proxy Voting Guidelines outline our general position as voting either "for" or "against," the proxy will be voted by one of the Responsible Voting Parties in accordance with our Proxy Voting Guidelines. When we receive proxy proposals where the Proxy Voting Guidelines do not contemplate the issue or otherwise outline our general position as voting on a case-by-case basis, the proxy will be forwarded to the Committee, which will review the proposal and either vote the proxy or instruct one of the Responsible Voting Parties on how to vote the proxy.

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Parties may vote a proxy contrary to the Proxy Voting Guidelines if, in the sole determination of the Committee, it is determined that such action is in the best interest of our clients. In the exercise of such discretion, the Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from clients may also justify casting different votes for different clients with respect to the same proxy vote.

The Responsible Voting Parties will document the rationale for all proxies voted contrary to the Proxy Voting Guidelines. Such information will be maintained as part of our recordkeeping process. In performing its responsibilities the Committee may consider information from one or more sources including, but not limited to, management of the company presenting the proposal, shareholder groups, legal counsel, and independent proxy research services. In all cases, however, the ultimate decisions on how to vote proxies are made by the Committee.

ERISA Plans. Plans governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA") which we manage ("employee benefit plans") shall be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where we have been delegated sole proxy voting discretion, these policies and procedures will be followed subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interest of participants and beneficiaries. The Department of Labor has indicated that voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting "employer securities" held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. Consistent with Labor Department positions, it is our policy to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

Conflicts of Interest. We may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships we maintain with persons having an interest in the outcome of certain votes. For example, we may provide services to accounts owned or controlled by companies whose management is soliciting proxies. We, along with our affiliates and/or employees, may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

If the Responsible Voting Parties become aware of any potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Committee. Conflicts of interest will be handled in various ways depending on their type and materiality of the conflict. We will take the following steps to ensure that our proxy voting decisions are made in the best interest of our clients and are not the product of such conflict:

     1. Where the Proxy Voting Guidelines outline our voting position, as either "for" or "against" such proxy proposal, voting will be in accordance with the our Proxy Voting Guidelines.

      2. Where the Proxy Voting Guidelines outline our voting position to be determined on a "case-by-case" basis for such proxy proposal, or such proposal is not contemplated in the Proxy Voting Guidelines, then one of the two following methods will be selected by the Committee depending upon the facts and circumstances of each situation and the requirements of applicable law:

           a. Voting the proxy in accordance with the voting recommendation of a non-affiliated third-party vendor; or

           b. Provide the client with sufficient information regarding the proxy proposal and obtain the client's consent or direction before voting.

Third Party Delegation. We may delegate to a non-affiliated third party vendor, the responsibility to review proxy proposals and make voting recommendations to us. We will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines. In all cases, however, the ultimate decisions on how to vote proxies are made by the Committee.

Recordkeeping. We will maintain the following records under these policies and procedures:

      1.   A copy of all policies and procedures that we adopt.

      2. A copy of each proxy statement that we receive regarding client's securities.

      3.   A record of each vote that we cast on behalf of a client.

      4. A copy of any document we created that was material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for such decision.

      5. A copy of each written client request for information on how we voted proxies on behalf of the requesting client and a copy of our written response to any (written or verbal) client request for information on how we voted proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws, rules and regulations. We may rely upon the SEC's EDGAR system to maintain the records referred to in item (2) above. We may also rely upon one or more third parties to create and retain the records referred to in items (2) and (3) above provided that we obtain an undertaking from that third party to provide a copy of the documents promptly upon request.

Disclosures. A copy of these policies and procedures, as well as the manner in which we voted the client proxies will be provided to clients upon request.

Special Circumstances. We may choose not to vote proxies in certain situations or for certain accounts, such as: (1) where a client has informed us that they wish to retain the right to vote the proxy; (2) where we deem the cost of voting the proxy would exceed any anticipated benefit to the client; (3) where a proxy is received for a client that has terminated our services; (4) where a proxy is received for a security that we no longer manage (i.e., we had previously sold the entire position); and/or (5) where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

In addition, certain accounts over which we have proxy-voting discretion may participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, we will be unable to vote any security that is out on loan to a borrower on a proxy record date. If we have investment discretion, however, we reserve the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

              Control Persons and Principal Holders of Securities

Control Persons. Control persons are those that own beneficially more than 25% of the Fund's outstanding shares. As of December 1, 2003, there were no control persons of the Fund.

Principal Holders. Principal holders are persons that own beneficially 5% or more of the Fund's outstanding shares. As of December 1, 2003, there were no principal holders of the Fund.

Management Ownership. As of December 1, 2003, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of the Trust, its series or classes.

                   Investment Management and Other Services

Investment  Advisor.   The  Fund's  investment  advisor  is  Eastern  Point
Advisors, Inc. (the "Advisor"), 230 Broadway East, Lynnfield, Massachusetts 01940-2320. The Advisor has engaged Dividend Growth Advisors, Inc. (the "Sub-Advisor"), 1894 Andell Bluff Boulevard, Johns Island, SC 29455 to manage the investments of the Fund in accordance with the Fund's investment objective, policies and limitations and any investment guidelines established by the Advisor. The Sub-Advisor is responsible, subject to the supervision and control of the Advisor, for the selection, purchasing, monitoring and sale of the securities in the Fund's investment portfolio. The Advisor arranges for the transfer agency, custody and all other services necessary to operate the Fund.

The Advisor was founded in 1995. The Advisor manages the Eastern Point Advisors Twenty Fund as well as primarily individual private accounts. As of December 31, 2003, the Advisor had approximately $150 million of assets under management.

In addition to managing the Fund's investments consistent with its investment objectives, policies and limitations, the Advisor makes recommendations with respect to other aspects and affairs of the Fund. The Advisor also furnishes the Fund with certain administrative services, office space and equipment. All other expenses incurred in the operation of the Fund are borne by the Fund. Under the Investment Advisory Agreement, the Advisor will not be liable for any error of judgment or mistake of fact or law or for any loss by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss from a breach of a fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the Investment Advisory Agreement.

For providing investment advisory and other services and assuming certain Fund expenses, the Fund pays the Advisor a monthly fee at the annual rate of .75% of the value of the Fund's average daily net assets. Factors considered in approving the investment advisory contract include the Advisor's familiarity with the Sub-Advisor and its investment philosophy and performance.

The Investment Advisory Agreement is for an initial term of two years and continues in effect from year to year thereafter if such continuance is approved annually by the Trustees or by a vote of a majority of the outstanding shares of the Fund, and, in either case, by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons" of any party to the Investment Advisory Agreement, voting in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated at any time without penalty by the Trustees, by vote of a majority of the outstanding shares of the fund or by the Advisor, upon sixty days' written notice. The Investment Advisory Agreement terminates automatically if assigned.

The Investment Sub-Advisory Agreement is also for an initial term of two years and continues in effect from year to year thereafter if such continuance is approved annually by the Trustees or by a vote of a majority of the outstanding shares of the Fund, and, in either case, by the vote of a majority of the Trustees who are not parties to the Investment Sub-Advisory Agreement or "interested persons" of any party to the Investment Sub-Advisory Agreement, voting in person at a meeting called for the purpose of voting on such approval. The Investment Sub-Advisory Agreement may be terminated at any time without penalty by the Trustees, or by vote of a majority of the outstanding shares of the fund or by the Advisor, upon sixty days' written notice. The Investment Sub-Advisory Agreement terminates automatically if assigned. Shareholders are not required to vote to approve a new or amended subadvisory agreement.

The Fund pays all expenses not assumed by the Advisor, including, but not limited to: Trustees' expenses, audit fees, legal fees, interest expenses, brokerage commissions, fees for registration and notification of shares for sale with the Securities and Exchange Commission (the "SEC") and various state securities commissions, taxes, insurance premiums, fees of the Fund's administrator, transfer agent, fund accounting agent or other service providers, and costs of obtaining quotations for portfolio securities and the pricing of fund shares.

Administrator. Pursuant to the Administrative Services Agreement with the Trust (the "Services Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, is the administrator of the Fund. CSS supervises all aspects of the operation of the Fund, except those performed by the Advisor. CSS provides certain administrative services and facilities for the Funds, including preparing and maintaining certain books, records and monitoring compliance with state and federal regulatory requirements. For its services as administrator, CSS receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund against a minimum fee. CSS also receives an hourly fee, plus out-of-pocket expenses for shareholder servicing and state securities law matters.

Distributor. The Advisor, on behalf of the Fund, has entered into a Distribution Agreement with Investors Capital Corporation (the "Distributor"). Under the Distribution Agreement, the Distributor is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") who have entered into selling agency agreements with the Distributor. The Distributor accepts orders for the purchase of shares of the Fund, which are continually offered at net asset value next determined, plus any applicable sales charge. The Distributor may pay extra compensation to financial services firms selling large amounts of Fund shares. This additional compensation would be calculated as a percentage of Fund shares sold by the firm.

Under the Distribution Agreement, the Trust and the Fund may use the name "Investors Capital" or any name derived from or similar to it only for so long as the Distribution Agreement or any extension, renewal or amendment thereof remains in effect. If the Distribution Agreement is no longer in effect, the Trust and the Fund (to the extent that they lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Advisor.

First Dominion Capital Corp. ("FDCC"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as co-underwriter and national distributor of the Fund's shares pursuant to a distribution agreement. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

Distribution Plans. The Trust has adopted a distribution plan for the Fund (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan compensates the Distributor for its services and distribution expenses under the Distribution Agreement. The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under the Plan is submitted to and approved by the Trustees each quarter.

The Plan is subject to annual approval by the Trustees. The Plan is terminable at any time by vote of the Trustees or by vote of a majority of the shares of the Fund.

Although there is no obligation for the Trust to pay expenses incurred by the Distributor in excess of those paid to the Distributor under the Plan, if the Plan is terminated, the Board will consider how to treat such expenses. Any expenses incurred by the Distributor but not yet recovered through distribution fees will not be recovered through future distribution fees. If the Distributor's actual distribution expenditures in a given year are less than the Rule 12b-1 payments it receives from the Fund for that year and no effect is given to previously accumulated distribution expenditures in excess of the Rule 12b-1 payments borne by the Distributor out of its own resources in other years, the difference would be profit to the Distributor for that year.

Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plans. None of the Trustees who are not an interested person of the Trust has a financial interest in the operation of the Plan.

The Plan was adopted because of its anticipated benefits to the Fund. These anticipated benefits include: increased promotion and distribution of the Fund's shares, an enhancement in the Fund's ability to maintain accounts and improve asset retention, increased stability of net assets of the Fund, increased stability in the Fund's positions and greater flexibility in achieving investment objectives.

Custodian. Brown Brothers Harriman & Co. (the "Custodian"), 40 Water Street, Boston, MA 02109, serves as custodian of the Fund. The Custodian is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

Transfer Agent and Dividend Paying Agent. Fund Services, Inc. ("FSI"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 is the transfer and dividend paying agent for the Fund. FSI furnishes account and transaction information and maintains shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI distributes income and capital gain distributions and prepares and files appropriate tax-related information.

Accounting Services. Commonwealth Fund Accounting ("CFA"), 1500 Forest Avenue, Suite 100, Richmond, Virginia 23229, serves as accounting services agent for the Fund. CFA is responsible for accounting relating to the Fund and its investment transactions; maintaining its books and records; determining the daily net asset value per share; preparing security position, transaction and cash position reports.

Independent Accountants. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania 19102 are the independent accountants of the Fund. In addition to reporting annually on the financial statements of the Fund, the accountants assist and consult with the Fund in connection with the preparation of certain filings of the Fund with the SEC.

                        Description of the Trust's Shares

The Trust is a business trust organized on July 14, 1999 under Delaware law. The Trustees are responsible for the management and supervision of the Fund. The Trust Instrument permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, with $0.001 par value. Under the Trust Instrument, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trust Instrument also authorizes the Trustees to classify and reclassify the shares of the Fund, or any other series of the Trust, into one or more classes.

Each share of the Fund represents an equal proportionate interest in the assets belonging to the Fund and has equal dividend rights. When issued, shares are fully paid and non-assessable. In the event of liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Fund are freely transferable and have no preemptive, subscription or conversion rights.

In accordance with the provisions of the Trust Instrument, the Trustees have initially determined that Class A shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

Unless otherwise required by the 1940 Act or the Trust Instrument, the Fund has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares. At any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

                                    Brokerage

The Fund intends to place substantially all of its securities transactions through the Distributor in accordance with procedures set forth in Rule 17e-1 under the 1940 Act. These procedures, which have been adopted by the Trustees, including a majority of the non-interested Trustees, are reasonably designed to provide that any commissions, fees or other compensation paid to the Distributor are fair and reasonable when compared to commissions, fees and other compensation received from other firms who engage in comparable transactions. The Fund will not effect transactions with the Distributor acting as principal for its own account.

The Advisor may also use non-affiliated brokers, dealers or members of a securities exchange to execute portfolio transactions on behalf of the Fund. Purchases and sales of portfolio securities are generally placed with broker-dealers who provide the best price (including brokerage commissions) and execution for orders. Transactions may also be allocated to broker-dealers who provide research. Higher fees may be paid to brokers that do not furnish research or furnish less valuable research if a good faith determination is made that the commissions paid are reasonable in relation to the value of the brokerage and research services provided. Among these services are those that brokerage houses customarily provide to institutional investors, such statistical and economic data and research reports on companies and industries.

                   Purchase, Redemption and Pricing of Shares

Purchase of Shares. The Fund offers Class A shares. The Trustees and Officers reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchases by exchange) when in their judgment the rejection is in the Fund's best interest.

Initial Sales Charges on Class A Shares. Class A shares are offered at a price equal to their net asset value plus a sales charge which is imposed at the time of purchase. The sales charges applicable to purchases of shares of Class A shares of the Fund are described in the Prospectus.

Up to 100% of the sales charge may be re-allowed to dealers who achieve certain levels of sales or who have rendered coordinated sales support efforts. These dealers may be deemed underwriters. Other dealers will receive the following compensation:

Amount Invested                                       Dealer Concession as a %
                                                      of Offering Price of
                                                      Shares Purchased

Less than $50,000                                     5.00%
$50,000 but less than $100,000                        4.00%
$100,000 but less than $500,000                       3.00%
$500,000 but less than $1,000,000                     2.00%
$1,000,000 or more                                    0.00%

Although purchases of $1 million or more will not be subject to a sales charge, a finder's fee of up to 1.00% may be paid by the Advisor, Sub-Advisor or Distributor to the Dealer involved.

Obtaining a Reduced Sales Charge for Class A Shares. Methods of obtaining a reduced sales charge referred to in the Prospectus are described in more detail below. No sales charge will be imposed on increases in net asset value, dividends or capital gain distributions, or reinvestment of distributions in additional shares.

Rights of Accumulation (Class A Shares). If you already hold Class A shares, you may qualify for a reduced sales charge on your purchase of additional Class A shares. If the value of the Class A shares you currently hold plus the amount you wish to purchase is $50,000 or more, the sales charge on the Class A shares being purchased will be at the rate applicable to the total aggregate amount. The Distributor's policy is to give investors the lowest commission rate possible under the sales charge structure. However, to take full advantage of rights of accumulation, at the time of placing a purchase order, the investor or his dealer must request the discount and give the Distributor sufficient information to determine and confirm whether the purchase qualifies for the discount. Rights of accumulation may be amended or terminated at any time as to all purchases occurring thereafter.

Letter of Intent (Class A Shares). If you intend to purchase Class A shares valued at $50,000 or more during a 13-month period, you may make the purchases under a Letter of Intent so that the initial Class A shares you purchase qualify for the reduced sales charge applicable to the aggregate amount of your projected purchase. Your initial purchase must be at least 5% of the intended purchase. Purchases made within ninety days before the signing of the Letter of Intent may be included in such total amount and will be valued on the date of the Letter of Intent. The Letter of Intent will not impose a binding obligation to buy or sell shares on either the purchaser or the Fund.

During the period of the Letter of Intent, the transfer agent will hold shares representing 3% of the intended purchase in escrow to provide payment of additional sales charges that may have to be paid if the total amount purchased under the Letter of Intent is reduced. These shares will be released upon completion of the intended investment. If the total Class A shares covered by the Letter of Intent are not purchased, a price adjustment is made, depending upon the actual amount invested within the period covered by the Letter of Intent, by a redemption of sufficient shares held in escrow for the account of the investor. A Letter of Intent can be amended: (a) during the 13-month period if the purchaser files an amended Letter of Intent with the same expiration date as the original; and (b) automatically after the end of the period, if the total purchases of Class A shares credited to the Letter of Intent qualify for an additional reduction in the sales charge. For more information concerning the Letter of Intent, see the application form or contact the Distributor.

Sales Charge Waivers (Class A Shares). Under certain conditions, Class A shares may be sold without a sales charge to officers, directors, trustees and employees of the Advisor, the Sub-Advisor, the Distributor and any of their affiliated companies and immediate family members of any of these people. Class A shares may also be sold without a sales charge to individuals with an investment account or relationship with the Advisor or Sub-Advisor; fee-based financial planners acting for the account of their clients; broker-dealers who have entered into selling agreements with the Distributor for their own accounts; and banks, other financial institutions and financial supermarkets that have entered into agreements with the Fund to provide shareholder services for customers.


Terms of Redemptions. The amount of your redemption proceeds will be based on the net asset value per share next computed after the Distributor, the Fund or the transfer agent receives the redemption request in proper form. Payment for your redemption normally will be mailed to you, except as provided below. Your redemption proceeds will normally be mailed or wired the day after your redemption is processed. If you have purchased shares by check, the payment of your redemption proceeds may be delayed until the purchase check has cleared, which may take fifteen or more days. This potential delay can be avoided by purchasing shares with federal funds or a certified check.

Beneficial owners of shares held of record in the name of the Distributor or a participating dealer may redeem their shares only through that firm. The right of redemption may be suspended or the date of payment postponed under certain emergency or extraordinary situations, such as suspension of trading on the New York Stock Exchange, or when trading in the markets the Fund normally uses is restricted or an emergency exists, as determined by the SEC, so that disposal of the Fund's assets or determination of its net asset value is not reasonably practicable, or for such other periods as the SEC by order may permit.

The Fund reserves the right to redeem your account if its value is less than $5,000 for non-qualified accounts and $1,000 for IRA accounts due to redemptions. The Fund will give the shareholder thirty days' notice to increase the account value to at least $5,000 for non-qualified accounts and $1,000 for IRA accounts. Redemption proceeds will be mailed in accordance with the procedures described above.

Redemptions-in-Kind. Although the Fund would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. The Fund will value securities distributed in an in-kind redemption at the same value as is used in determining NAV.


Reinstatement Privilege (Class A Shares). A shareholder of Class A shares who has redeemed such shares and has not previously exercised the reinstatement privilege may reinvest any portion or all the redemption proceeds in Class A shares at net asset value, provided that such reinstatement occurs within one hundred and twenty calendar days after such redemption and the account meets the minimum account size requirement. This privilege may be modified or terminated at any time by the Fund.

In order to use this privilege, the shareholder must clearly indicate by written request to the Fund that the purchase represents a reinvestment of proceeds from previously redeemed Class A shares. If a shareholder realizes a gain on redemption of shares, this gain is taxable for federal income tax purposes even if all of such proceeds are reinvested. If a shareholder incurs a loss on a redemption and reinvests the proceeds in the same Fund, part or all of such loss may not be deductible for such tax purposes. Redemption fees are not reimbursed in the event of using the reinstatement privilege.

The reinstatement privilege may be used by each shareholder only once, regardless of the number of shares redeemed or repurchased. However, the privilege may be used without limit in connection with transactions for the sole purpose of transferring a shareholder's interest in a Fund to his or her Individual Retirement Account or other tax-qualified retirement plan account.

                                 Net Asset Value

The price of the Fund's shares is based on the Net Asset Value (the "NAV") plus any applicable front-end sales charge for Class A shares (the "Offering Price"). The Fund calculates NAV for each class by adding the total market value of its investments and other assets, subtracting any liabilities and then dividing that figure by the total number of its shares outstanding(assets-liabilities/the number of shares = NAV). The Fund uses the following procedures for purposes of calculating the NAV of Fund shares. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

The Fund generally values equity securities traded on a national exchange or the NASDAQ Stock Market at their last sale price on the day of valuation. The Fund generally values equity securities for which no sales are reported on a valuation day, and securities traded over-the-counter, at the last available bid price.

The Fund values debt securities on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally use electronic data processing techniques (matrix pricing) to value normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

The Fund values short-term debt instruments that have a remaining maturity of 60 days or less at the time of purchase at amortized cost, which approximates market value.

The Fund may determine the fair value of any security in good faith in accordance with procedures approved by the Trustees if market quotations are not readily available, or if in the opinion of the Advisor any quotation or market price is not representative of true market value.

The Fund values foreign securities, if any, on the basis of quotations from the primary market in which they are traded. The Custodian translates assets or liabilities expressed in foreign currencies into U.S. dollars based on London currency quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of determining the Fund's NAV. If quotations are not readily available, or the value of foreign securities has been materially affected by events occurring after the closing of a foreign market, the Fund may value its assets by a method that the Trustees believe accurately reflects fair value.

On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's shares may be significantly affected on days when a shareholder has no access to the Fund.

                                      Taxes

Below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of fund shares. This discussion does not purport to deal with all aspects of federal income taxation relevant to shareholders in light of their particular circumstances. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Status of the Fund. The Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies). If the Fund fails to qualify as a regulated investment company, the Fund will be subject to U.S. federal income tax.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed to shareholders. The Fund intends to distribute substantially all of such income. Given the investment objectives of the Fund, dividend income will not be substantial.

Amounts not distributed in accordance with certain requirements are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. The Fund intends to avoid application of the excise tax.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, December or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions. Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

The excess of net long-term capital gains over the short-term capital losses realized and distributed by the Fund, whether paid in cash or reinvested in fund shares, will generally be taxable to shareholders as long-term gain, regardless of how long a shareholder has held Fund shares. Net capital gains from assets held for one year or less will be taxed as ordinary income.

Shareholders will be notified annually as to the U.S. federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the NAV of the shares received.

If the NAV of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Dispositions. Upon a redemption or sale of shares of the Fund, a shareholder may realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

Backup Withholding. The Fund generally will be required to withhold federal income tax at a rate of 30% ("backup withholding") from dividends paid, capital gain distributions and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability. The Fund, the Distributor or the transfer agent will not be able to recredit the account for any amount withheld.

Other Taxation. Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

                          Determination of Performance

Average Annual Total Return. The Fund may quote its performance in terms of average annual total return in communications to shareholders, or in advertising material. Average annual total return (before taxes) is calculated according to the following formula:
        n
P (1 + T) = ERV

Where:

P     = a hypothetical initial payment of $1,000
T     = average annual total return
n     = number of years.
ERV   = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-,5- or 10-year periods (or fractional portion).

The average annual total return (before taxes) will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

The performance of the Fund depends on market conditions, portfolio composition and expenses. Investment yields, current distributions or total returns may differ from past results and there is no assurance that historical performance will continue.

"Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences.

This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rte for short-term capital gains distributions and long-term capital gain rte for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax laws. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

"Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

A Fund may also quote its yield in advertisements and investor communications. The yield computation is determined by dividing the net investment income per share earned during a recent 30-day (or one month) period by the maximum offering price per share on the last day of that period and annualizing the resulting figure, according to the following formula:

                   6
 YIELD =   2[(a-b+1)-1]
              cd

Where:
a - dividends and interest earned during the period b - expenses accrued for the period (net of reimbursements) c - the average daily number of shares outstanding during the period that were entitled to receive dividends; and
d - the maximum offering price per share on the last day of the period.

                              Financial Statements

Reports to Shareholders. Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

Audited Financial Statements. As the Fund was recently organized, there are currently no Fund financial statements available.

               Appendix A -- Descriptions of Securities Ratings

Commercial Paper Ratings.

Moody's Investors Service, Inc. (Moody's): "PRIME-1" and "PRIME-2" are Moody's two highest commercial paper rating categories. Moody's evaluates the salient features that affect a commercial paper issuer's financial and competitive position. The appraisal includes, but is not limited to the review of such factors as:

1. Quality of management. 2. Industry strengths and risks. 3. Vulnerability to business cycles. 4. Competitive position. 5. Liquidity measurements. 6. Debt structures. 7. Operating trends and access to capital markets.

Differing degrees of weight are applied to the above factors as deemed appropriate for individual situations.

Standard & Poor's Ratings Group, a Division of McGraw-Hill Companies, Inc. (S&P): "A-1" and "A-2" are S&P's two highest commercial paper rating categories and issuers rated in these categories have the following characteristics:

1. Liquidity ratios are adequate to meet cash requirements. 2. Long-term senior debt is rated A or better. 3. The issuer has access to at least two additional channels of borrowing. 4. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. 5. Typically, the issuer is in a strong position in a well-established industry or industries. 6. The reliability and quality of management is unquestioned.

Relative strength or weakness of the above characteristics determine whether an issuer's paper is rated "A-1" or "A-2". Additionally, within the "A-1" designation, those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) rating category.